UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 9, 2014

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

20725 S. Western Avenue, Suite 136, Torrance, CA 90501

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01              Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accountant.

On January 9, 2014, Emmaus Life Sciences, Inc. (the “Company”) dismissed EFP Rotenberg LLP (“EFP”) as the Company’s independent registered public accounting firm. The decision to dismiss EFP was approved by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) on January 9, 2014.

In connection with the audits of the fiscal years ended December 31, 2012 and 2011 and through January 9, 2014 there were (i) no disagreements with EFP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EFP would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report; and (ii) no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K except a material weakness in the Company’s internal controls over financial reporting as disclosed in the Company’s Form 10-K for the fiscal year ended December 31, 2011.

EFP’s reports on the financial statements of the Company for the years ended December 31, 2012 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that EFP’s audit reports for each of the years ended December 31, 2012 and December 31, 2011 stated there is substantial doubt about the Company’s ability to continue as a going concern due to the Company’s financial condition.

The Company provided EFP with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that EFP furnish a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated January 15, 2014, is filed as Exhibit 16.1 to this Form 8-K.

The Company has authorized EFP to respond fully to any inquiries of the successor auditor.

(b) Engagement of New Independent Registered Public Accountant.

On January 10, 2014, the Company engaged KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately. The engagement was approved by the Audit Committee on January 9, 2014.  Prior to January 10, 2014, neither the Company nor anyone acting on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company; or (ii) any matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from EFP Rotenberg LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emmaus Life Sciences, Inc.

Date: January 15, 2014

	By:	/s/ Peter Ludlum
	Name:	Peter Ludlum
	Title:	Chief Financial Officer